UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2007


                      METROMEDIA INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                         1-5706                  58-0971455
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


             8000 Tower Point Drive
                  Charlotte, NC                                   28227
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (704) 321-7380

                                 Not Applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On April 26, 2007, Metromedia International Group, Inc. (the "Company") announced that it recently received a letter (the "SEC Letter") from the United States Securities and Exchange Commission (the "SEC") stating that the Company was not in compliance with its reporting requirements under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The SEC Letter stated that the Company may be subject, without further notice, to an administrative proceeding pursuant to Section 12(j) of the Exchange Act to revoke its registration under the Exchange Act if all required reports were not filed within fifteen days of the date of the SEC Letter. The SEC Letter also stated that the Company's stock may be subject to a trading suspension by the SEC pursuant to Section 12(k) of the Exchange Act. The Company is in the process of preparing all required reports to comply with its reporting requirements under Section 13(a) of the Exchange Act; however, the Company does not presently expect to get current in such filings in the immediate future and can not accurately predict when it will be able to do so. The Company has commenced discussions with the SEC in an attempt to avoid the revocation of its registration pursuant to Section 12(j) of the Exchange Act, although there can be no assurance that such registration will be maintained.

The press release announcing this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits

                Exhibit 99.1 Press Release of Metromedia International Group, Inc. dated April 26, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METROMEDIA INTERNATIONAL GROUP, INC.
                                        (Registrant)


                                        By: /s/ Harold F. Pyle, III
                                            ------------------------------------
                                        Name:  Harold F. Pyle, III
                                        Title: Vice President Finance, Chief
                                               Financial Officer and Treasurer

Date: April 26, 2007
Charlotte, NC